UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 5, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

             Nevada                  0-17371                90-0196936
   (State or other jurisdiction    (Commission  (I.R.S. Employer Identification
 of incorporation or organization) File Number)            Number)

                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

      On July 5, 2006, Quest Resource Corporation issued a press release in which it announced its inclusion in the Russell 3000 Index and the Russell MicroCap Index. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

     The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

     (d)  Exhibits

     Exhibit Number      Description
     -------------       -----------

          99.1           Press release of Quest Resource Corporation dated
                         July 5, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By: /s/ Jerry D. Cash
                                        ---------------------------
                                        Jerry D. Cash
                                        Chief Executive Officer
Date:  July 5, 2006


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